AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2020	2019	Change	2020	2019	Change
Operating Revenues
Service	$39,051	$41,475	(5.8)%	$152,767	$163,499	(6.6)%
Equipment	6,640	5,346	24.2%	18,993	17,694	7.3%
Total Operating Revenues	45,691	46,821	(2.4)%	171,760	181,193	(5.2)%

Operating Expenses
Cost of revenues
Equipment	7,084	5,606	26.4%	19,706	18,653	5.6%
Broadcast, programming and operations	7,750	8,684	(10.8)%	27,305	31,132	(12.3)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,076	8,446	(4.4)%	32,909	34,356	(4.2)%
Selling, general and administrative	10,182	10,345	(1.6)%	38,039	39,422	(3.5)%
Asset impairments and abandonments	16,365	1,458	—%	18,880	1,458	—%
Depreciation and amortization	6,979	6,961	0.3%	28,516	28,217	1.1%
Total Operating Expenses	56,436	41,500	36.0%	165,355	153,238	7.9%
Operating Income (Loss)	(10,745)	5,321	—%	6,405	27,955	(77.1)%
Interest Expense	1,894	2,049	(7.6)%	7,925	8,422	(5.9)%
Equity in Net Income (Loss) of Affiliates	106	(30)	—%	95	6	—%
Other Income (Expense) — Net	(3,020)	(104)	—%	(1,431)	(1,071)	(33.6)%
Income (Loss) Before Income Taxes	(15,553)	3,138	—%	(2,856)	18,468	—%
Income Tax (Benefit) Expense	(2,038)	434	—%	965	3,493	(72.4)%
Net Income (Loss)	(13,515)	2,704	—%	(3,821)	14,975	—%
Less: Net Income Attributable to Noncontrolling Interest	(368)	(310)	(18.7)%	(1,355)	(1,072)	(26.4)%
Net Income (Loss) Attributable to AT&T	$(13,883)	$2,394	—%	$(5,176)	$13,903	—%
Less: Preferred Stock Dividends	(55)	(3)	—%	(193)	(3)	—%
Net Income (Loss) Attributable to Common Stock	$(13,938)	$2,391	—%	$(5,369)	$13,900	—%

Basic Earnings Per Share Attributable to Common Stock	$(1.95)	$0.33	—%	$(0.75)	$1.90	—%
Weighted Average Common Shares Outstanding (000,000)	7,150	7,312	(2.2)%	7,157	7,319	(2.2)%
Diluted Earnings Per Share Attributable to Common Stock	$(1.95)	$0.33	—%	$(0.75)	$1.89	—%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,176	7,341	(2.2)%	7,183	7,348	(2.2)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2020	2019
Assets
Current Assets
Cash and cash equivalents	$9,740	$12,130
Accounts receivable - net of related allowance for credit loss of $1,221 and $1,235	20,215	22,636
Prepaid expenses	1,822	1,631
Other current assets	20,231	18,364
Total current assets	52,008	54,761
Noncurrent Inventories and Theatrical Film and Television Production Costs	14,752	12,434
Property, Plant and Equipment – Net	127,315	130,128
Goodwill	135,259	146,241
Licenses – Net	93,840	97,907
Trademarks and Trade Names – Net	23,297	23,567
Distribution Networks – Net	13,793	15,345
Other Intangible Assets – Net	15,386	20,798
Investments in and Advances to Equity Affiliates	1,780	3,695
Operating Lease Right-Of-Use Assets	24,714	24,039
Other Assets	23,617	22,754
Total Assets	$525,761	$551,669
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$3,470	$11,838
Accounts payable and accrued liabilities	49,032	45,956
Advanced billings and customer deposits	6,176	6,124
Accrued taxes	1,019	1,212
Dividends payable	3,741	3,781
Total current liabilities	63,438	68,911
Long-Term Debt	153,775	151,309
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	60,472	59,502
Postemployment benefit obligation	18,276	18,788
Operating lease liabilities	22,202	21,804
Other noncurrent liabilities	28,358	29,421
Total deferred credits and other noncurrent liabilities	129,308	129,515
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	130,175	126,279
Retained earnings	37,457	57,936
Treasury stock	(17,910)	(13,085)
Accumulated other comprehensive income	4,330	5,470
Noncontrolling interest	17,567	17,713
Total stockholders’ equity	179,240	201,934
Total Liabilities and Stockholders’ Equity	$525,761	$551,669

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2020	2019
Operating Activities
Net income (loss)	$(3,821)	$14,975
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	28,516	28,217
Amortization of film and television costs	8,603	9,587
Undistributed earnings from investments in equity affiliates	38	295
Provision for uncollectible accounts	1,972	2,575
Deferred income tax expense	1,675	1,806
Net (gain) loss on investments, net of impairments	(742)	(1,218)
Pension and postretirement benefit expense (credit)	(2,992)	(2,002)
Actuarial (gain) loss on pension and postretirement benefits	4,169	5,171
Asset impairments and abandonments	18,880	1,458
Changes in operating assets and liabilities:
Receivables	2,216	2,812
Other current assets, inventories and theatrical film and television production costs	(13,070)	(12,852)
Accounts payable and other accrued liabilities	(1,410)	(1,524)
Equipment installment receivables and related sales	(1,429)	548
Deferred customer contract acquisition and fulfillment costs	376	(910)
Postretirement claims and contributions	(985)	(1,008)
Other - net	1,134	738
Total adjustments	46,951	33,693
Net Cash Provided by Operating Activities	43,130	48,668

Investing Activities
Capital expenditures, including $(123) and $(200) of interest during construction	(15,675)	(19,635)
Acquisitions, net of cash acquired	(1,851)	(1,809)
Dispositions	3,641	4,684
(Purchases), sales and settlements of securities and investments, net	497	435
Advances to and investments in equity affiliates, net	(160)	(365)
Net Cash Used in Investing Activities	(13,548)	(16,690)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(17)	(276)
Issuance of other short-term borrowings	9,440	4,012
Repayment of other short-term borrowings	(9,467)	(6,904)
Issuance of long-term debt	31,988	17,039
Repayment of long-term debt	(39,964)	(27,592)
Payment of vendor financing	(2,966)	(3,050)
Issuance of preferred stock	3,869	1,164
Purchase of treasury stock	(5,498)	(2,417)
Issuance of treasury stock	105	631
Issuance of preferred interests in subsidiary	1,979	7,876
Redemption of preferred interest in subsidiary	(1,950)	—
Dividends paid	(14,956)	(14,888)
Other - net	(4,570)	(678)
Net Cash Used in Financing Activities	(32,007)	(25,083)
Net (decrease) increase in cash and cash equivalents and restricted cash	(2,425)	6,895
Cash and cash equivalents and restricted cash beginning of year	12,295	5,400
Cash and Cash Equivalents and Restricted Cash End of Year	$9,870	$12,295

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended			Percent
	2020	2019	Change	2020	2019		Change
Capital expenditures
Purchase of property and equipment	$2,361	$3,752	(37.1)%	$15,552	$19,435		(20.0)%
Interest during construction	31	40	(22.5)%	123	200		(38.5)%
Total Capital Expenditures	$2,392	$3,792	(36.9)%	$15,675	$19,635		(20.2)%

Dividends Declared per Common Share	$0.52	$0.52	—%	$2.08	$2.05		1.5%

End of Period Common Shares Outstanding (000,000)				7,126	7,255		(1.8)%
Debt Ratio				46.7%	44.7%	200	BP
Total Employees				230,760	247,800		(6.9)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,			Percent
				2020	2019		Change
Broadband Connections
IP				14,818	14,659		1.1%
DSL				566	730		(22.5)%
Total Broadband Connections				15,384	15,389		—%

Voice Connections
Network Access Lines				7,263	8,487		(14.4)%
U-verse VoIP Connections				3,816	4,370		(12.7)%
Total Retail Voice Connections				11,079	12,857		(13.8)%

	Fourth Quarter		Percent	Year Ended			Percent
	2020	2019	Change	2020	2019		Change
Broadband Net Additions
IP	57	(127)	—%	159	(94)		—%
DSL	(48)	(59)	18.6%	(164)	(219)		25.1%
Total Broadband Net Additions	9	(186)	—%	(5)	(313)		98.4%

COMMUNICATIONS SEGMENT

Our Communications segment consists of our Mobility, Video, Broadband and Business Wireline business units. During the fourth quarter, to further accelerate our ability to innovate and execute in our fast-growing broadband and fiber business, we began operating our video business separately from our broadband and legacy telephony operations. We have recast our results for all prior periods to split the Entertainment Group into two separate business units, Video and Broadband, and remove video operations from Business Wireline, combining all video operations in Video.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Mobility	$20,119	$18,700	7.6%	$72,564	$71,056	2.1%
Video	7,168	8,075	(11.2)%	28,610	32,124	(10.9)%
Broadband	3,116	3,161	(1.4)%	12,318	13,012	(5.3)%
Business Wireline	6,319	6,586	(4.1)%	25,358	26,167	(3.1)%
Total Segment Operating Revenues	36,722	36,522	0.5%	138,850	142,359	(2.5)%

Segment Operating Contribution
Mobility	5,088	5,503	(7.5)%	22,372	22,321	0.2%
Video	98	39	—%	1,729	2,064	(16.2)%
Broadband	366	686	(46.6)%	1,822	2,681	(32.0)%
Business Wireline	1,006	1,283	(21.6)%	4,598	5,164	(11.0)%
Total Segment Operating Contribution	$6,558	$7,511	(12.7)%	$30,521	$32,230	(5.3)%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Service	$14,022	$13,948	0.5%	$55,542	$55,331	0.4%
Equipment	6,097	4,752	28.3%	17,022	15,725	8.2%
Total Operating Revenues	20,119	18,700	7.6%	72,564	71,056	2.1%

Operating Expenses
Operations and support	13,023	11,170	16.6%	42,106	40,681	3.5%
Depreciation and amortization	2,008	2,027	(0.9)%	8,086	8,054	0.4%
Total Operating Expenses	15,031	13,197	13.9%	50,192	48,735	3.0%
Operating Income	5,088	5,503	(7.5)%	22,372	22,321	0.2%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$5,088	$5,503	(7.5)%	$22,372	$22,321	0.2%

Operating Income Margin	25.3%	29.4%	(410)	BP	30.8%	31.4%	(60)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2020	2019	Change
Mobility Subscribers
Postpaid	77,154	75,207	2.6%
Prepaid	18,102	17,803	1.7%
Reseller	6,535	6,893	(5.2)%
Connected Devices	80,767	65,986	22.4%
Total Mobility Subscribers	182,558	165,889	10.0%

Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Mobility Net Additions
Postpaid Phone Net Additions[1]	800	229	—%	1,457	483	—%
Total Phone Net Additions[1]	760	209	—%	1,640	989	65.8%

Postpaid[1,2]	1,229	135	—%	2,183	(435)	—%
Prepaid[2,3]	14	8	75.0%	379	677	(44.0)%
Reseller[2]	(197)	(251)	21.5%	(449)	(928)	51.6%
Connected Devices	4,809	3,698	30.0%	14,785	14,645	1.0%
Total Mobility Net Additions	5,855	3,590	63.1%	16,898	13,959	21.1%

Postpaid Churn[1]	0.94%	1.29%	(35)	BP	0.98%	1.18%	(20) BP
Postpaid Phone-Only Churn[1]	0.76%	1.07%	(31)	BP	0.79%	0.95%	(16) BP
[1]Fourth-quarter 2020 subscriber net adds include 35 postpaid (28 phone) “Keep Americans Connected Pledge” paying accounts. The fourth quarter postpaid churn excluding “Keep Americans Connected Pledge” paying accounts was 0.96% (0.78% phone), with no impact for the year ended December 31, 2020.

[2]The year ended December 31, 2020, includes subscribers transferred in connection with business dispositions.
[3]The year ended December 31, 2020, includes 188 subscriber disconnections resulting from updating our prepaid activation policy.

Video

Video provides video, including over-the-top (OTT) services and also sells advertising on video distribution platforms. Video results were previously reported in the Entertainment Group and Business Wireline business units.

Video Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Service	$7,124	$8,074	(11.8)%	$28,465	$32,123	(11.4)%
Equipment	44	1	—%	145	1	—%
Total Operating Revenues	7,168	8,075	(11.2)%	28,610	32,124	(10.9)%

Operating Expenses
Operations and support	6,549	7,447	(12.1)%	24,619	27,599	(10.8)%
Depreciation and amortization	521	589	(11.5)%	2,262	2,461	(8.1)%
Total Operating Expenses	7,070	8,036	(12.0)%	26,881	30,060	(10.6)%
Operating Income	98	39	—%	1,729	2,064	(16.2)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$98	$39	—%	$1,729	$2,064	(16.2)%

Operating Income Margin	1.4%	0.5%	90	BP	6.0%	6.4%	(40)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2020	2019	Change
Video Connections
Premium TV	16,505	19,496	(15.3)%
AT&T TV Now	656	926	(29.2)%
Total Video Connections	17,161	20,422	(16.0)%

Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Video Net Additions
Premium TV 1	(617)	(946)	34.8%	(2,992)	(3,430)	12.8%
AT&T TV Now	(27)	(219)	87.7%	(270)	(665)	59.4%
Total Video Net Additions	(644)	(1,165)	44.7%	(3,262)	(4,095)	20.3%
[1]Fourth-quarter 2020 subscriber net adds include 4 premium TV “Keep Americans Connected Pledge” paying accounts.

Broadband

Broadband provides internet, including broadband fiber, and legacy telephony voice communication services to residential customers. Broadband was previously combined with the majority of our Video business unit and reported as Entertainment Group. Results have been recast to conform to the current period’s presentation of separate Video and Broadband business units.

Broadband Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
High-speed internet	$2,205	$2,107	4.7%	$8,534	$8,403	1.6%
Legacy voice and data services	534	604	(11.6)%	2,213	2,573	(14.0)%
Other service and equipment	377	450	(16.2)%	1,571	2,036	(22.8)%
Total Operating Revenues	3,116	3,161	(1.4)%	12,318	13,012	(5.3)%

Operating Expenses
Operations and support	2,012	1,749	15.0%	7,582	7,451	1.8%
Depreciation and amortization	738	726	1.7%	2,914	2,880	1.2%
Total Operating Expenses	2,750	2,475	11.1%	10,496	10,331	1.6%
Operating Income	366	686	(46.6)%	1,822	2,681	(32.0)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$366	$686	(46.6)%	$1,822	$2,681	(32.0)%

Operating Income Margin	11.7%	21.7%	(1,000)	BP	14.8%	20.6%	(580)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2020	2019	Change
Broadband Connections
Total Broadband Connections	14,100	14,119	(0.1)%
Fiber Broadband Connections	4,951	3,887	27.4%

Voice Connections
Retail Consumer Switched Access Lines	2,862	3,329	(14.0)%
U-verse Consumer VoIP Connections	3,231	3,794	(14.8)%
Total Retail Consumer Voice Connections	6,093	7,123	(14.5)%

Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Broadband Net Additions
Total Broadband Net Additions[1]	(2)	(182)	98.9%	(19)	(290)	93.4%
Fiber Broadband Net Additions	273	191	42.9%	1,064	1,124	(5.3)%
[1]Fourth-quarter 2020 subscriber net adds include 4 “Keep Americans Connected Pledge” paying accounts.

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers. Results have been recast to conform to the current period's presentation of a separate Video business unit.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Strategic and managed services	$4,006	$3,925	2.1%	$15,788	$15,430	2.3%
Legacy voice and data services	1,956	2,207	(11.4)%	8,183	9,180	(10.9)%
Other service and equipment	357	454	(21.4)%	1,387	1,557	(10.9)%
Total Operating Revenues	6,319	6,586	(4.1)%	25,358	26,167	(3.1)%

Operating Expenses
Operations and support	3,993	4,056	(1.6)%	15,534	16,069	(3.3)%
Depreciation and amortization	1,320	1,247	5.9%	5,226	4,934	5.9%
Total Operating Expenses	5,313	5,303	0.2%	20,760	21,003	(1.2)%
Operating Income	1,006	1,283	(21.6)%	4,598	5,164	(11.0)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,006	$1,283	(21.6)%	$4,598	$5,164	(11.0)%

Operating Income Margin	15.9%	19.5%	(360)	BP	18.1%	19.7%	(160)	BP
Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Results have been recast to conform to the current period's classification of consumer and business wireless subscribers and a separate Video reporting unit.

Business Solutions Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Wireless service	$1,948	$1,899	2.6%	$7,732	$7,444	3.9%
Strategic and managed services	4,006	3,925	2.1%	15,788	15,430	2.3%
Legacy voice and data services	1,956	2,207	(11.4)%	8,183	9,180	(10.9)%
Other service and equipment	357	454	(21.4)%	1,387	1,557	(10.9)%
Wireless equipment	925	855	8.2%	2,882	2,754	4.6%
Total Operating Revenues	9,192	9,340	(1.6)%	35,972	36,365	(1.1)%

Operating Expenses
Operations and support	6,091	5,960	2.2%	22,713	22,714	—%
Depreciation and amortization	1,640	1,554	5.5%	6,509	6,148	5.9%
Total Operating Expenses	7,731	7,514	2.9%	29,222	28,862	1.2%
Operating Income	1,461	1,826	(20.0)%	6,750	7,503	(10.0)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,461	$1,826	(20.0)%	$6,750	$7,503	(10.0)%

Operating Income Margin	15.9%	19.6%	(370)	BP	18.8%	20.6%	(180)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally, and also includes our Xandr business, which utilizes data analytics to provide targeted advertising services. Results from Turner, Home Box Office (HBO) and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN), Otter Media Holdings and Xandr in the WarnerMedia segment. All previously reported periods have been recast to include Xandr, which was a separate reportable segment prior to the second quarter of 2020 and to remove the Crunchyroll anime business that was classified as held-for-sale.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Turner	$3,242	$3,262	(0.6)%	$12,568	$13,122	(4.2)%
HBO	1,903	1,704	11.7%	6,808	6,749	0.9%
Warner Bros.	3,247	4,118	(21.2)%	12,154	14,358	(15.4)%
Eliminations and other	162	369	(56.1)%	(1,088)	1,030	—%
Total Segment Operating Revenues	8,554	9,453	(9.5)%	30,442	35,259	(13.7)%

Cost of revenues
Turner	1,356	1,458	(7.0)%	5,330	5,970	(10.7)%
HBO	1,201	892	34.6%	4,356	3,248	34.1%
Warner Bros.	2,057	2,823	(27.1)%	8,236	10,006	(17.7)%
Selling, general and administrative	1,698	1,416	19.9%	5,803	5,368	8.1%
Eliminations and other	(477)	(141)	—%	(2,146)	(420)	—%
Depreciation and amortization	177	169	4.7%	671	589	13.9%
Total Operating Expenses	6,012	6,617	(9.1)%	22,250	24,761	(10.1)%
Operating Income	2,542	2,836	(10.4)%	8,192	10,498	(22.0)%
Equity in Net Income (Loss) of Affiliates	(13)	23	—%	18	161	(88.8)%
Total Segment Operating Contribution	$2,529	$2,859	(11.5)%	$8,210	$10,659	(23.0)%

Turner

Turner creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2020	2019		Change	2020	2019		Change
Operating Revenues
Subscription	$1,920	$1,901		1.0%	$7,613	$7,736		(1.6)%
Advertising	1,111	1,126		(1.3)%	3,941	4,566		(13.7)%
Content and other	211	235		(10.2)%	1,014	820		23.7%
Total Operating Revenues	3,242	3,262		(0.6)%	12,568	13,122		(4.2)%

Operating Expenses
Cost of revenues	1,356	1,458		(7.0)%	5,330	5,970		(10.7)%
Selling, general and administrative	453	469		(3.4)%	1,624	1,770		(8.2)%
Depreciation and amortization	70	68		2.9%	277	235		17.9%
Total Operating Expenses	1,879	1,995		(5.8)%	7,231	7,975		(9.3)%
Operating Income	1,363	1,267		7.6%	5,337	5,147		3.7%
Equity in Net Income (Loss) of Affiliates	(2)	6		—%	(2)	52		—%
Operating Contribution	$1,361	$1,273		6.9%	$5,335	$5,199		2.6%

Operating Income Margin	42.0%	38.8%	320	BP	42.5%	39.2%	330	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment.

Home Box Office Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2020	2019		Change	2020	2019		Change
Operating Revenues
Subscription	$1,687	$1,431		17.9%	$6,090	$5,814		4.7%
Content and other	216	273		(20.9)%	718	935		(23.2)%
Total Operating Revenues	1,903	1,704		11.7%	6,808	6,749		0.9%

Operating Expenses
Cost of revenues	1,201	892		34.6%	4,356	3,248		34.1%
Selling, general and administrative	591	296		99.7%	1,672	1,064		57.1%
Depreciation and amortization	25	35		(28.6)%	98	102		(3.9)%
Total Operating Expenses	1,817	1,223		48.6%	6,126	4,414		38.8%
Operating Income	86	481		(82.1)%	682	2,335		(70.8)%
Equity in Net Income (Loss) of Affiliates	1	(10)		—%	16	30		(46.7)%
Operating Contribution	$87	$471		(81.5)%	$698	$2,365		(70.5)%

Operating Income Margin	4.5%	28.2%	(2,370)	BP	10.0%	34.6%	(2,460)	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Theatrical product	$1,186	$1,570	(24.5)%	$4,389	$5,978	(26.6)%
Television product	1,566	1,983	(21.0)%	6,171	6,367	(3.1)%
Games and other	495	565	(12.4)%	1,594	2,013	(20.8)%
Total Operating Revenues	3,247	4,118	(21.2)%	12,154	14,358	(15.4)%

Operating Expenses
Cost of revenues	2,057	2,823	(27.1)%	8,236	10,006	(17.7)%
Selling, general and administrative	354	450	(21.3)%	1,681	1,810	(7.1)%
Depreciation and amortization	45	40	12.5%	169	162	4.3%
Total Operating Expenses	2,456	3,313	(25.9)%	10,086	11,978	(15.8)%
Operating Income	791	805	(1.7)%	2,068	2,380	(13.1)%
Equity in Net Income (Loss) of Affiliates	(20)	(11)	(81.8)%	(70)	(30)	—%
Operating Contribution	$771	$794	(2.9)%	$1,998	$2,350	(15.0)%

Operating Income Margin	24.4%	19.5%	490	BP	17.0%	16.6%	40	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Vrio	$762	$982	(22.4)%	$3,154	$4,094	(23.0)%
Mexico	736	776	(5.2)%	2,562	2,869	(10.7)%
Total Segment Operating Revenues	1,498	1,758	(14.8)%	5,716	6,963	(17.9)%

Segment Operating Contribution
Vrio	(41)	40	—%	(142)	83	—%
Mexico	(126)	(127)	0.8%	(587)	(718)	18.2%
Total Segment Operating Contribution	$(167)	$(87)	(92.0)%	$(729)	$(635)	(14.8)%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues	$762	$982	(22.4)%	$3,154	$4,094	(23.0)%

Operating Expenses
Operations and support	681	780	(12.7)%	2,800	3,378	(17.1)%
Depreciation and amortization	120	164	(26.8)%	520	660	(21.2)%
Total Operating Expenses	801	944	(15.1)%	3,320	4,038	(17.8)%
Operating Income (Loss)	(39)	38	—%	(166)	56	—%
Equity in Net Income (Loss) of Affiliates	(2)	2	—%	24	27	(11.1)%
Operating Contribution	$(41)	$40	—%	$(142)	$83	—%

Operating Income Margin	(5.1)%	3.9%	(900)	BP	(5.3)%	1.4%	(670)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2020	2019	Change
Vrio Video Subscribers	10,942	13,331	(17.9)%

Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Vrio Video Net Additions[1]	49	25	96.0%	(148)	(285)	48.1%

[1]2020 excludes the impact of 2.2 million subscriber disconnections resulting from the closure of our DIRECTV operations in Venezuela.

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Wireless service	$459	$487	(5.7)%	$1,656	$1,863	(11.1)%
Wireless equipment	277	289	(4.2)%	906	1,006	(9.9)%
Total Operating Revenues	736	776	(5.2)%	2,562	2,869	(10.7)%

Operating Expenses
Operations and support	722	773	(6.6)%	2,636	3,085	(14.6)%
Depreciation and amortization	140	130	7.7%	513	502	2.2%
Total Operating Expenses	862	903	(4.5)%	3,149	3,587	(12.2)%
Operating Income (Loss)	(126)	(127)	0.8%	(587)	(718)	18.2%
Equity in Net Income of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$(126)	$(127)	0.8%	$(587)	$(718)	18.2%

Operating Income Margin	(17.1)%	(16.4)%	(70)	BP	(22.9)%	(25.0)%	210	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2020	2019	Change
Mexico Wireless Subscribers
Postpaid	4,696	5,103	(8.0)%
Prepaid	13,758	13,584	1.3%
Reseller	489	472	3.6%
Mexico Wireless Subscribers	18,943	19,159	(1.1)%

Fourth Quarter	Percent	Year Ended	Percent
2020	2019	Change	2020	2019	Change
Mexico Wireless Net Additions[1]
Postpaid	(14)	(249)	94.4%	(407)	(608)	33.1%
Prepaid	509	736	(30.8)%	174	1,919	(90.9)%
Reseller	34	53	(35.8)%	118	219	(46.1)%
Mexico Wireless Net Additions	529	540	(2.0)%	(115)	1,530	—%

[1]2020 excludes the impact of 101 subscriber disconnections resulting from conforming our policy on reporting of fixed wireless resellers.

Supplemental AT&T Advertising Revenues

As a supplemental presentation, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets.

Advertising Revenues
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2020	2019	Change	2020	2019	Change
Operating Revenues
Turner	$1,111	$1,126	(1.3)%	$3,941	$4,566	(13.7)%
Video	603	502	20.1%	1,718	1,672	2.8%
Xandr	741	607	22.1%	2,089	2,022	3.3%
Other	122	116	5.2%	386	382	1.0%
Eliminations	(603)	(502)	(20.1)%	(1,718)	(1,672)	(2.8)%
Total Advertising Revenues	$1,974	$1,849	6.8%	$6,416	$6,970	(7.9)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$20,119	$13,023	$7,096	$2,008	$5,088	$—	$5,088
Video	7,168	6,549	619	521	98	—	98
Broadband	3,116	2,012	1,104	738	366	—	366
Business Wireline	6,319	3,993	2,326	1,320	1,006	—	1,006
Total Communications	36,722	25,577	11,145	4,587	6,558	—	6,558
WarnerMedia
Turner	3,242	1,809	1,433	70	1,363	(2)	1,361
Home Box Office	1,903	1,792	111	25	86	1	87
Warner Bros.	3,247	2,411	836	45	791	(20)	771
Eliminations and other	162	(177)	339	37	302	8	310
Total WarnerMedia	8,554	5,835	2,719	177	2,542	(13)	2,529
Latin America
Vrio	762	681	81	120	(39)	(2)	(41)
Mexico	736	722	14	140	(126)	—	(126)
Total Latin America	1,498	1,403	95	260	(165)	(2)	(167)
Segment Total	46,774	32,815	13,959	5,024	8,935	$(15)	$8,920
Corporate and Other
Corporate	388	894	(506)	52	(558)
Acquisition-related items	—	37	(37)	1,890	(1,927)
Certain significant items	—	16,617	(16,617)	14	(16,631)
Eliminations and consolidations	(1,471)	(906)	(565)	(1)	(564)
AT&T Inc.	$45,691	$49,457	$(3,766)	$6,979	$(10,745)

Three Months Ended
Dollars in millions
Unaudited
December 31, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$18,700	$11,170	$7,530	$2,027	$5,503	$—	$5,503
Video	8,075	7,447	628	589	39	—	39
Broadband	3,161	1,749	1,412	726	686	—	686
Business Wireline	6,586	4,056	2,530	1,247	1,283	—	1,283
Total Communications	36,522	24,422	12,100	4,589	7,511	—	7,511
WarnerMedia
Turner	3,262	1,927	1,335	68	1,267	6	1,273
Home Box Office	1,704	1,188	516	35	481	(10)	471
Warner Bros.	4,118	3,273	845	40	805	(11)	794
Eliminations and other	369	60	309	26	283	38	321
Total WarnerMedia	9,453	6,448	3,005	169	2,836	23	2,859
Latin America
Vrio	982	780	202	164	38	2	40
Mexico	776	773	3	130	(127)	—	(127)
Total Latin America	1,758	1,553	205	294	(89)	2	(87)
Segment Total	47,733	32,423	15,310	5,052	10,258	$25	$10,283
Corporate and Other
Corporate	463	955	(492)	126	(618)
Acquisition-related items	—	381	(381)	1,741	(2,122)
Certain significant items	—	1,701	(1,701)	43	(1,744)
Eliminations and consolidations	(1,375)	(921)	(454)	(1)	(453)
AT&T Inc.	$46,821	$34,539	$12,282	$6,961	$5,321

SUPPLEMENTAL SEGMENT RECONCILIATION

Year Ended
Dollars in millions
Unaudited
December 31, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$72,564	$42,106	$30,458	$8,086	$22,372	$—	$22,372
Video	28,610	24,619	3,991	2,262	1,729	—	1,729
Broadband	12,318	7,582	4,736	2,914	1,822	—	1,822
Business Wireline	25,358	15,534	9,824	5,226	4,598	—	4,598
Total Communications	138,850	89,841	49,009	18,488	30,521	—	30,521
WarnerMedia
Turner	12,568	6,954	5,614	277	5,337	(2)	5,335
Home Box Office	6,808	6,028	780	98	682	16	698
Warner Bros.	12,154	9,917	2,237	169	2,068	(70)	1,998
Eliminations and other	(1,088)	(1,320)	232	127	105	74	179
Total WarnerMedia	30,442	21,579	8,863	671	8,192	18	8,210
Latin America
Vrio	3,154	2,800	354	520	(166)	24	(142)
Mexico	2,562	2,636	(74)	513	(587)	—	(587)
Total Latin America	5,716	5,436	280	1,033	(753)	24	(729)
Segment Total	175,008	116,856	58,152	20,192	37,960	$42	$38,002
Corporate and Other
Corporate	1,932	3,974	(2,042)	300	(2,342)
Acquisition-related items	—	468	(468)	8,012	(8,480)
Certain significant items	—	19,156	(19,156)	14	(19,170)
Eliminations and consolidations	(5,180)	(3,615)	(1,565)	(2)	(1,563)
AT&T Inc.	$171,760	$136,839	$34,921	$28,516	$6,405

Year Ended
Dollars in millions
Unaudited
December 31, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$71,056	$40,681	$30,375	$8,054	$22,321	$—	$22,321
Video	32,124	27,599	4,525	2,461	2,064	—	2,064
Broadband	13,012	7,451	5,561	2,880	2,681	—	2,681
Business Wireline	26,167	16,069	10,098	4,934	5,164	—	5,164
Total Communications	142,359	91,800	50,559	18,329	32,230	—	32,230
WarnerMedia
Turner	13,122	7,740	5,382	235	5,147	52	5,199
Home Box Office	6,749	4,312	2,437	102	2,335	30	2,365
Warner Bros.	14,358	11,816	2,542	162	2,380	(30)	2,350
Eliminations and other	1,030	304	726	90	636	109	745
Total WarnerMedia	35,259	24,172	11,087	589	10,498	161	10,659
Latin America
Vrio	4,094	3,378	716	660	56	27	83
Mexico	2,869	3,085	(216)	502	(718)	—	(718)
Total Latin America	6,963	6,463	500	1,162	(662)	27	(635)
Segment Total	184,581	122,435	62,146	20,080	42,066	$188	$42,254
Corporate and Other
Corporate	1,937	3,279	(1,342)	636	(1,978)
Acquisition-related items	(72)	960	(1,032)	7,460	(8,492)
Certain significant items	—	2,082	(2,082)	43	(2,125)
Eliminations and consolidations	(5,253)	(3,735)	(1,518)	(2)	(1,516)
AT&T Inc.	$181,193	$125,021	$56,172	$28,217	$27,955